MASON STREET FUNDS, INC.
                        Supplement dated May 17, 2004 to
                       PROSPECTUS dated November 17, 2003


Effective immediately, the first two paragraphs under "CUSTODIAN" on page 24 are deleted and replaced with the following:

For the domestic assets of the Funds:

The Chase Manhattan Bank
270 Park Avenue
New York, New York  10017-2070


Effective May 31, 2004, the following paragraph under "SPECIAL WAIVERS" on page 28 is deleted:

   o Shares purchased by reinvesting the proceeds of the redemption of shares of one or more open-end mutual funds. The purchaser must provide appropriate documentation that he or she redeemed the shares not more than 90 days prior to the reinvestment of the proceeds in Class A shares, and that the shares were at one time subject to an initial sales charge or contingent deferred sales charge.

Effective immediately, the first six paragraphs under "GENERAL EXCHANGE POLICIES" on page 33 are replaced in their entirety with the following:

GENERAL EXCHANGE POLICIES

o An exchange is the redemption of shares from one Fund and the simultaneous purchase of shares of another Fund in an identically registered account, which may produce a taxable gain or loss in a nontax-deferred account.
o Except for Systematic Exchanges and exchanges within tax-qualified plans, the exchange minimum is $1,000, or the total account value if less. There is no charge for exchanges.
o If you are exchanging Class B or Class C shares, no contingent deferred sales charge is charged at the time of the exchange and we will calculate the holding period for such shares from the date you made your original purchase and not the date you exchanged your shares. (See "CONTINGENT DEFERRED SALES CHARGE" on p. 29.)
o You may not make more than twelve exchanges in or out of a Fund in a calendar year, exclusive of Systematic Exchanges. (For purposes of this limitation, all exchanges in a single Fund on a given day are treated as one exchange and an exchange transaction is counted as an exchange both with respect to the redemption Fund and the purchase Fund.)
o The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject or delay the acceptance of any purchase order (including exchanges) from any investor they believe may be harmful to the interests of the Fund.
o The Funds may deem certain other trading as short-term, excessive or harmful including, but not limited to, (i) a sale or exchange out of a Fund within 14 days after a purchase or exchange into the Fund, and (ii) a sale or exchange out of a Fund within 30 days after a purchase or exchange into the Fund, in an amount exceeding 1% of the net assets of the Fund as shown in the most recently filed annual or semi-annual report.
o These exchange policies may be modified for accounts held by tax-qualified plans and accounts established under automated or pre-established exchange, asset allocation, dollar cost averaging or re-balancing programs.
o The Funds reserve the right to reject any exchange request and modify or terminate the exchange privilege at any time without prior notice.

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o     The Funds work with intermediaries to enforce the Funds' exchange policies with respect to trading through omnibus accounts, but there is no assurance that the Funds can enforce their exchange policies in the same manner and to the same extent in omnibus accounts as they can in accounts maintained directly with the Funds. Additionally, different trading limitations, including exchange limitations, may apply if you invest through an intermediary. For more information about the Funds' policy on excessive trading, see "SHORT-TERM AND EXCESSIVE TRADING."

Effective immediately, the following is added to the prospectus:

SHORT-TERM AND EXCESSIVE TRADING

The Funds are designed for long-term investing. Short-term or excessive trading into and out of a Fund may harm performance by disrupting investment strategies and increasing expenses. To deter such activity, the Funds undertake to use their best efforts to limit exchange activity in the manner described above and have adopted policies to limit short-term and excessive trading and other trading strategies that may be harmful to the Funds. Transactions placed directly with the Funds or through an intermediary in violation of these policies or from persons believed to be market timers are subject to rejection or cancellation in the sole discretion of the Funds if either they observe a pattern of short-term or excessive trading activity or they believe the trading of a particular investor has been or may be disruptive or harmful to the Funds. The Funds may consider an investor's trading history for accounts under common ownership, control or influence within any of the Mason Street funds or other mutual funds.

If a Fund invests substantially in foreign securities, high yield and municipal bonds or small cap equity securities, it may risk possible dilution to its NAV caused by investors who attempt to time their trades in Fund shares. These investors seek to benefit from knowledge of developments or events that affect the value of Fund portfolio securities, but are not reflected in the securities' closing market prices due to inefficient or thinly traded markets or because they occurred after the close of foreign markets on which the securities are traded and before the close of the New York Stock Exchange ("NYSE"), the time as of which the Funds' NAV is determined. If a Fund determines that such developments or events have occurred that are so significant that they will, in the Funds' judgment, materially affect the value of a security, the Funds may use their fair value procedures to adjust the closing price of the security to reflect what they believe is its fair value as of the close of the NYSE. The use of fair value procedures is designed to curtail dilution to a Fund's NAV caused by this trading strategy sometimes referred to as "price arbitrage." However, the use of "fair value" procedures may be less precise than the use of closing prices. This could cause a Fund's NAV to be subject to greater risk of uncertainty and fluctuation.

Short-term or excessive trading may disrupt investment strategies; cause a Fund to maintain higher cash balances; increase brokerage, administrative, and other expenses; and adversely impact Fund performance. The extent of and nature of the adverse effects of excessive trading depend on various factors including but not limited to, the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades. The Funds use several methods to detect and deter short-term and excessive trading, including the use of exchange limit guidelines, monitoring of trade activity and broad discretionary authority to block market timers and particular trades. Each of these methods involves subjective judgments and some selectivity in their application, and there can be no assurance that the systems and procedures of the Funds, their Transfer Agent or a particular intermediary will be able to monitor and detect all short-term and excessive trading activity. The risks of market timing cannot be entirely eliminated.

The Funds may amend or modify their short-term and excessive trading policies and their procedures for detecting and deterring short-term and excessive trading at any time without notice. The Funds also reserve the right to adopt additional steps without notice to prevent short-term and excessive trading and other trading strategies they believe are harmful to the Funds beyond those described herein.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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                            MASON STREET FUNDS, INC.
                        Supplement dated May 17, 2004 to
          STATEMENT OF ADDITIONAL INFORMATION dated November 17, 2003


Effective immediately, the first paragraph under "CUSTODIANS" on page B-77 is revised as follows:

The custodian for the domestic securities of the Funds is The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017-2070.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE